UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 SCHEDULE 14A
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Securities Exchange Act of 1934
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The Hershey Company
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Your Vote Counts!
THE HERSHEY COMPANY
2025 Annual Meeting
Vote by May 5, 2025
11:59 PM EDT
THE HERSHEY COMPANY
P.O. BOX 819
HERSHEY, PA 17033-0819
V62441-P22577
You invested in THE HERSHEY COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the 2025 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 6, 2025.
Get informed before you vote
View the Notice of 2025 Annual Meeting and Proxy Statement and 2024 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Vote Virtually at the Meeting*
May 6, 2025
10:00 a.m. EDT
Virtually at:
www.virtualshareholdermeeting.com/HSY2025
*Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming Annual Stockholder Meeting. Please follow the instructions on the reverse side to vote these important matters.
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming Annual Stockholder Meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1.    Election of Directors
 For
Nominees:
 01)    Michele G. Buck
02)    Timothy W. Curoe
03)    Mary Kay Haben
04)    Huong Maria T. Kraus
05)    Deirdre A. Mahlan
06)    Barry J. Nalebuff
07)    Kevin M. Ozan
08)    Juan R. Perez
09)    Marie Quintero-Johnson
10)    Cordel Robbin-Coker
11)    Harold Singleton III
2.    Ratify the appointment of Ernst & Young LLP as independent auditors for 2025.
 For
3.    Approve named executive officer compensation on a non-binding advisory basis.
 For
4.    Approve the Company’s Amended and Restated Certificate of Incorporation.
 For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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